EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Renewable Energy and Power, Inc. (the "Company") on Form 10-Q for the period ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald MacIntyre, the Chief Executive Officer of the Company, hereby certifies, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 20, 2018	By:	/s/ Donald MacIntyre
Donald MacIntyre
Chief Executive Officer